CONSENT AND AMENDMENT NO. 3


          CONSENT AND AMENDMENT NO. 3 (this "Amendment"), dated as of February 28, 1994, relating to the New Credit Agreement, the Combined Restated Credit Agreement and the Prudential Agreements (each as hereinafter defined), among Imo Industries Inc., a Delaware corporation (the "Borrower"), each of the financial institutions party to the New Credit Agreement (together with their respective successors and permitted assigns and transferees, the "New Credit Agreement Lenders"), each of the financial institutions party to the Combined Restated Credit Agreement (together with their respective successors and permitted assigns and transferees, the "Combined Restated Credit Agreement Lenders"), Bankers Trust Company, a New York banking corporation ("BTCo") as Issuer Bank and as Agent under the New Credit Agreement and the Combined Restated Credit Agreement, and The Prudential Insurance Company of America, as holder of the notes issued pursuant to the Prudential Agreements ("Prudential"; together with the New Credit Agreement Lenders and the Combined Restated Credit Agreement Lenders, the "Lenders").


                    W I T N E S S E T H :

          WHEREAS, the Borrower has entered into (i) the Credit Agreement, dated as of July 15, 1993, as amended (the "New Credit Agreement"), among the Borrower, each of the New Credit Agreement Lenders and BTCo as Issuer Bank and as Agent, (ii) the Combined Restated Credit Agreement, dated as of July 15, 1993, as amended (the "Combined Restated Credit Agreement"), among the Borrower, each of the Combined Restated Credit Agreement Lenders and BTCo as Issuer Bank and as Agent, (iii) the Amended and Restated Note Agreement, dated July 15, 1993, as amended, with Prudential, relating to the Borrower's 10.35% Senior Note due March 31, 1995 (the "10.35% Agreement") and (iv) the Amended and Restated Note Agreement, dated July 15, 1993, as amended, with Prudential, relating to the Borrower's 12.75% Promissory Note due March 31, 1995 (the "12.75% Agreement" and, together with the 10.35% Agreement, the "Prudential Agreements"); capitalized terms used but not defined herein have the meanings assigned to them in the applicable New Facilities (as defined in the New Credit Agreement); and

          WHEREAS, pursuant to Section 10.6 of the New Credit Agreement and Section 10.6 of the Combined Restated Credit Agreement, the parties thereto may amend or waive certain provisions thereof upon the written concurrence of the Borrower and the Requisite Holders (as defined in the New Credit Agreement and the Combined Restated Credit Agreement, respectively); and

          WHEREAS, pursuant to Section 8C of the 10.35% Agreement and Section 10C of the 12.75% Agreement, the provisions of the Prudential Agreements may be amended or waived only with the prior written consent of Prudential; and

          WHEREAS, pursuant to Section 7.9 of the New Credit Agreement and the Combined Restated Credit Agreement, Section 4A(9) of the 10.35% Agreement and Section 6A(9) of the 12.75% Agreement, the Borrower has agreed not to make any Asset Sale (except as otherwise permitted thereunder) without the consent of the applicable Lenders; and

          WHEREAS, pursuant to that certain Purchase and Sale Agreement, dated March 1, 1994 (the "Purchase Agreement"), between the Borrower and Hayward Street Realty Trust (the "Purchaser"), it is contemplated that the Borrower will sell to the Purchaser certain parcels (the "Parcels") of real property comprising part, but not all, of the Borrower's real estate assets in Quincy, Massachusetts (the "Quincy Property") for a purchase price of approximately $2.3 million; and

          WHEREAS, pursuant to Section 7.9 and Schedule 7.9 of each of the New Credit Agreement and the Combined Restated Credit Agreement, Section 4A(9) of the 10.35% Agreement and
Section 6A(9) of the 12.75% Agreement, the Borrower is permitted to make an Asset Sale of the entire Quincy Property without consent of the Requisite Holders only if the purchase price is at least $7.0 million; and

          WHEREAS, the Borrower has requested that the Lenders consent to the sale of the Parcels and amend Section 7.9 and
Schedule 7.9 of each of the New Credit Agreement and the Combined Restated Credit Agreement, Section 4A(9) of the 10.35% Agreement and Section 6A(9) of the 12.75% Agreement relating to the Quincy Property.

                     A G R E E M E N T  :

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    SECTION ONE - CONSENT

          The Lenders hereby consent to the Asset Sale of the Parcels by the Borrower to the Purchaser as contemplated and on the terms set forth in the Purchase Agreement, and the Lenders authorize and direct the Agent and the Collateral Agent to take any and all actions and to execute and deliver all such instruments and documents as either of them shall deem necessary or desirable in connection therewith; provided, that any Net Proceeds received or to be received from such Asset Sale shall be remitted to the Collateral Agent for application in accordance with Section 4.1 of the Intercreditor Agreement.

                   SECTION TWO - AMENDMENT

          (a) Section 1.1 of each of the New Credit Agreement and the Combined Restated Credit Agreement, Section 7 of the 10.35% Agreement and Section 9 of the 12.75% Agreement (together, the "Definition Sections") are each hereby amended by adding the following definition in appropriate alphabetical order:

          "'Amendment No. 3' means Consent and Amendment No. 3, dated as of February 28, 1994, to each of the New
     Facilities."

          (b) Section 7.9(A) of each of the New Credit Agreement and the Combined Restated Credit Agreement, Section 4A(9)(A) of the 10.35% Agreement and Section 6A(9)(A) of the 12.75% Agreement are each hereby amended by adding immediately after the last sentence thereof the following sentence: "Notwithstanding anything to the contrary contained herein, the real property owned by the Borrower in Quincy, Massachusetts not constituting Parcels (as such term is defined in Amendment No. 3) may be sold in one or more Asset Sales without compliance with clauses (i),
(ii) and (iii) above and without the consent of any of the Lenders, provided that any Net Proceeds received or to be received from any such Asset Sale, notwithstanding that such assets might otherwise constitute Miscellaneous Assets, shall be remitted to the Collateral Agent immediately upon receipt thereof for application in accordance with Section 4.1 of the Intercreditor Agreement".

          (c) Schedule 7.9 of each of the New Credit Agreement and the Combined Restated Credit Agreement is hereby amended by deleting the words "Quincy, MA 7.0 10.0", replacing "$27.5" at the bottom of the column titled "Low" under the heading "Real Estate (3)" with "$20.5" and replacing "$40.5" at the bottom of the column titled "High" under the heading "Real Estate (3)" with "$30.5".

                SECTION THREE - EFFECTIVENESS

          This Amendment shall become effective upon (i) the execution and delivery hereof by the Borrower, BTCo (as Agent and Issuer Bank under each of the New Credit Agreement and the Combined Restated Credit Agreement), the Requisite Holders (with respect to each of the New Credit Agreement and the Combined Restated Credit Agreement, as defined therein, respectively) and Prudential and (ii) the receipt by the Collateral Agent of the Net Proceeds of the Asset Sale of the Parcels.

                SECTION FOUR - MISCELLANEOUS.

          (a) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the New Facilities. Except as herein expressly consented, the New Facilities and all other agreements, documents, instruments and certificates executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          (b) All references to any of the New Facilities shall mean such New Facility as amended as of the effective date hereof, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

          (c) This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same agreement.

          (d) THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              IMO INDUSTRIES INC., as Borrower


                              By: /s/ Geoffrey M. Dobson
                                  Name:   Geoffrey M. Dobson
                                  Title:  Vice President and
                                          Treasurer


                              BANKERS TRUST COMPANY, as a Lender,
                              as Issuer Bank and
                                as Agent


                              By:  /s/ June C. George
                                   Name:   June C. George
                                   Title:  Vice President


                              CHEMICAL BANK, as a Lender


                              By:  /s/ Mary Ellen Egbert
                                   Name:   Mary Ellen Egbert
                                   Title:  Vice President


                              CIBC, INC., as a Lender


                              By:  /s/ Julie Wochos
                                   Name:   Julie Wochos
                                   Title:  Authorized Signatory


                              BARCLAYS BANK PLC, as a Lender


                              By:  ___________________________
                                   Name:
                                   Title:






                               NATIONAL CITY BANK, as a Lender


                              By:  /s/ Davis R. Bonner
                                   Name:   Davis R. Bonner
                                   Title:  Vice President


                              ISTITUTO BANCARIO SAN PAOLO
                                DI TORINO S.p.A, as a Lender


                              By:  /s/ William J. De Angelo
                                   Name:   William J. De Angelo
                                   Title:  First Vice President


                              COMMERZBANK AG, NEW YORK BRANCH
                                as a Lender


                              By:  /s/ Werner Niemeyer
                                   Name:   Werner Niemeyer
                                   Title:  Vice President


                              By:  /s/ Michael Hintz
                                   Name:   Michael Hintz
                                   Title:  Vice President

                              ABN-AMRO BANK, N.V., NEW YORK
                                BRANCH, as a Lender


                              By:  ___________________________
                                   Name:
                                   Title:


                              By:  ___________________________
                                   Name:
                                   Title:

                              THE PRUDENTIAL INSURANCE COMPANY
                                OF AMERICA, as a Lender


                              By:  /s/ Robert E. Davis
                                   Name:   Robert E. Davis
                                   Title:  Vice President